SECOND AMENDMENT TO LOAN AGREEMENT
                      AND GUARANTOR CONSENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT AND GUARANTOR CONSENT (the "Second Amendment") is made as of October 1, 1997, among HALLMARK FINANCE CORPORATION, referred to herein as the "Borrower," HALLMARK FINANCIAL SERVICES, INC., HALLMARK CLAIMS SERVICE, INC., AMERICAN HALLMARK GENERAL AGENCY, INC., ACO HOLDINGS, INC., and AMERICAN HALLMARK AGENCIES, INC. (collectively, the "Guarantors"), and NATIONSBANK OF TEXAS, N.A., a national banking association, referred to herein as the "Lender."

                         R E C I T A L S:

     A. The Borrower and the Lender are parties to a Loan Agreement dated as of March 17, 1997 (the "Original Loan Agreement").

     B. The Guarantors executed Guaranty Agreements in favor of the Lender pursuant to the Original Loan Agreement.

     C. The Original Loan Agreement has been amended pursuant to that certain First Amendment to Loan Agreement and Guarantor Consent (the "First Amendment") dated as of July 31, 1997, among the Borrower, the Guarantors, and the Lender (the Original Loan Agreement, as amended by the First Amendment, is hereinafter called the "Loan Agreement").

     D. The Borrower has advanced the sum of $1,248,757.77 (the "Advance") to Hallmark Financial Services, Inc. ("HFS"), the result of which has affected various provisions of the Loan Agreement. Accordingly, the Borrower has requested certain amendments to the Loan Agreement in order to assure that the Advance to HFS is not in violation of the Loan Agreement. The Borrower has also requested that the Lender waive any defaults under the Loan Agreement as a result of the Advance, and the Lender is willing to do so subject to the terms and provisions contained herein.

     E. The parties desire to amend the Loan Agreement as hereinafter provided, and the Guarantors desire to consent to such amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Same Terms. All terms used herein which are defined in the Loan Agreement have the same meanings when used herein unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" mean the Original Loan Agreement, as amended by the First Amendment and as amended by this Second Amendment, as the same are hereafter amended from time to time.

     2.   Amendments to Loan Agreement.   Effective as of the date
above, the Loan Agreement is hereby amended as follows:

     (a) Section 6.3 of the Loan Agreement is amended by substituting the following paragraph in place of paragraph 6.3 in the Loan Agreement:

     "6.3 Minimum Tangible Net Worth. Permit the Tangible Net Worth of Borrower at any time during 1997 to be less than $6,650,000 or at any time during 1998 to be less than $6,950,000."

     (b) Section 7.2 of the Loan Agreement is hereby amended by substituting the following paragraph in place of paragraph 7.2 in the Loan Agreement:

     "7.2 Minimum Tangible Net Worth. Neither HFS nor ACO will permit at any time Borrower's Tangible Net Worth as of the day of any reporting period required by law or required by the Texas
     Department of Insurance during the following calendar years to be less than the following amounts:

                         1997      $6,650,000
                         1998      $6,950,000."

     3. Waivers of Default. The Lender hereby waives the following Events of Default (if any) as a result of the Advance:

     (a) Any Event of Default under Section 6.4 pertaining to a disposition of or transfer of any assets of the Borrower;

     (b) Any Event of Default under Section 6.6 pertaining to making any loan or advance to any person or entity except as otherwise specified in the Loan Agreement;

     (c) Any Event of Default under Section 6.10 pertaining to engaging in any transaction with any Affiliate of Borrower or making an assignment or other transfer of its properties or assets to any Affiliate; and

     (d) Any other Event of Default under the Loan Agreement which may be triggered as a result of the Advance.

     Such waiver of Events of Default as a result of such Advance is limited precisely as written, is a one-time-only waiver and shall not be deemed to be a waiver of such covenants in the Loan Agreement to any future or other actions by the Borrower and except as otherwise provided herein, Borrower hereby reaffirms all such covenants in the Loan Agreement to be binding and enforceable against the Borrower as written.

     4.   Certain Representations.

     (a) The Borrower represents and warrants that, as of the date hereof: (i) the Borrower has full power and authority to execute this Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower of this Second Amendment.

     (b) Each Guarantor represents and warrants that, as of the date hereof: (i) such Guarantor has full power and authority to execute this

Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by such Guarantor of this Second Amendment.

     5. Concerning the Guaranty Agreements. By its execution below, each Guarantor reaffirms the obligations under each Guaranty Agreement executed and delivered by it in connection with the Loan Documents and acknowledges that the execution and delivery of this Second Amendment shall not reduce or modify in any respect such Guarantor's liability under such Guaranty Agreement.

     6. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Loan Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Second Amendment constitutes a Loan Document for all purposes.

     7. Entirety, Etc. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Loan Agreement to be effective as of the date and year first above written.

                                   BORROWER:

Address:                           HALLMARK FINANCE CORPORATION

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:


                                   GUARANTORS:

Address:                           HALLMARK FINANCIAL SERVICES, INC.

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:

Address:                           HALLMARK CLAIMS SERVICE, INC.

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:


Address:                           AMERICAN HALLMARK GENERAL AGENCY,
                                   INC.

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:


Address:                           ACO HOLDINGS, INC.

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:


Address:                           AMERICAN HALLMARK AGENCIES, INC.

14651 Dallas Parkway               By:
Dallas, Texas 75240                Name:
                                   Title:


LENDER:

Address:                           NATIONSBANK OF TEXAS, N.A.

NationsBank Plaza, 7th Floor       By:
901 Main Street                    Name: Susan M. Raher
Dallas, Texas 75202                Title: Vice President